Exhibit 99

                               WF 04-T PRELIMINARY
                                3-1 CMT Replines
                                 8/1/04 Cut-off

3-1 CMT

                                   Original                   Remaining
                    Scheduled      Term to      Original       Term to                                              Cut-Off
                    Principal       Stated    Amortization      Stated    Loan        Gross            Gross         Months
     Rollterm        Balance       Maturity       Term         Maturity    Age       Coupon           Margin         to Roll
--------------------------------------------------------------------------------------------------------------------------------
        14        536,946.73         360           360           338       22     3.8750000000     2.7500000000        14
        18        313,715.13         360           360           342       18     3.7500000000     2.7500000000        18
        20        772,040.78         360           360           344       16     3.6250000000     2.7500000000        20
        21        5,934,461.97       360           360           345       15     3.7995805102     2.7500000000        21
        22        6,787,744.69       360           360           346       14     3.7905104317     2.7500000000        22
        23        14,874,088.55      358           358           345       13     3.7179470568     2.7500000000        23
        24        19,127,463.94      360           360           348       12     3.6350317200     2.7500000000        24
        25        39,368,602.71      360           360           349       11     3.7068199615     2.7500000000        25
        26        32,135,503.34      360           360           350       10     3.6957772409     2.7500000000        26
        27        8,333,343.99       360           360           351        9     3.7463808811     2.7500000000        27
        28        1,842,150.10       360           360           352        8     3.7670834939     2.7500000000        28
        29        1,662,491.40       360           360           353        7     3.7270217811     2.7500000000        29
        30        5,407,709.33       360           360           354        6     3.8017052201     2.7500000000        30
        31        7,931,165.46       360           360           355        5     3.7762297997     2.7500000000        31
        32        16,639,415.43      360           360           356        4     3.6560632112     2.7500000000        32
        33        7,720,092.48       360           360           357        3     3.7097272271     2.7500000000        33
        34        19,000,243.82      360           360           358        2     3.7751291723     2.7500000000        34
        35        13,302,131.68      360           360           359        1     3.7482770506     2.7500000000        35
--------------------------------------------------------------------------------------------------------------------------------
   Grand Total:   201,689,311.53     360           360           351        9     3.7175388167     2.7500000000        28




                   Payment         Rate           Initial         Periodic           Rate             Rate
     Rollterm    Reset Freq.   Reset Freq.       Rate Cap         Rate Cap          Ceiling           Floor
----------------------------------------------------------------------------------------------------------------
        14           12             12         2.0000000000     2.0000000000     9.8750000000     2.7500000000
        18           12             12         2.0000000000     2.0000000000     9.7500000000     2.7500000000
        20           12             12         2.0000000000     2.0000000000     9.6250000000     2.7500000000
        21           12             12         2.0000000000     2.0000000000     9.7995805102     2.7500000000
        22           12             12         2.0000000000     2.0000000000     9.7905104317     2.7500000000
        23           12             12         2.0000000000     2.0000000000     9.6523473149     2.7500000000
        24           12             12         2.0000000000     2.0000000000     9.6350317200     2.7500000000
        25           12             12         2.0000000000     2.0000000000     9.7068199615     2.7500000000
        26           12             12         2.0000000000     2.0000000000     9.6957772409     2.7500000000
        27           12             12         2.0000000000     2.0000000000     9.7463808811     2.7500000000
        28           12             12         2.0000000000     2.0000000000     9.7670834939     2.7500000000
        29           12             12         2.0000000000     2.0000000000     9.7270217811     2.7500000000
        30           12             12         2.0000000000     2.0000000000     9.8017052201     2.7500000000
        31           12             12         2.0000000000     2.0000000000     9.7762297997     2.7500000000
        32           12             12         2.0000000000     2.0000000000     9.6560632112     2.7500000000
        33           12             12         2.0000000000     2.0000000000     9.7097272271     2.7500000000
        34           12             12         2.0000000000     2.0000000000     9.7751291723     2.7500000000
        35           12             12         2.0000000000     2.0000000000     9.7482770506     2.7500000000
----------------------------------------------------------------------------------------------------------------
   Grand Total:      12             12         2.0000000000     2.0000000000     9.7127009977     2.7500000000



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this mateial regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                               WF 04-T PRELIMINARY
                                  3/1 CMT Arms

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $201,689,311.53
Total Orig. Bal.: $205,359,420.00
Loan Count: 365
Cutoff Date: 2004-08-01
Avg. Cut-Off Balance: $552,573.46
W.A. FICO: 736
W.A. Orig. LTV: 60.96%
Earliest Orig. Date: 2002-09-13
Latest Maturity Date: 2034-07-01
W.A. Gross Coupon: 3.7175%
W.A. Net Coupon: 3.4575%
W.A. Servicing Fee: 0.2500%
W.A. Master Servicing Fee: 0.0100%
W.A. Pass-Through Rate: 3.4675%
W.A. Orig. Term: 359.9 months
W.A. Rem. Term: 351.4 months
W.A. Age: 8.5 months
% OLTV over 80: 0.43%
% with PMI: 0.43%
% OLTV over 80 with PMI: 100.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Leaseholds: 0.00%
% Relocation: 0.00%
Max. Zipcode Conc.: 2.95%
W.A. Roll Term: 27.5 months
W.A. Margin: 2.750%
W.A. Initial Cap (ARMs): 2.000%
W.A. Interim Cap (ARMs): 2.000%
W.A. Life Cap (ARMs): 5.995%
W.A. Ceiling (ARMs): 9.713%
W.A. Floor (ARMs): 2.750%

--------------------------------------------------------------------------------

2. Original Balance

Original Balance      Percent
-----------------------------
50,001 - 150,000        0.29%
150,001 - 250,000        4.75
250,001 - 350,000        7.90
350,001 - 450,000       12.71
450,001 - 550,000       12.48
550,001 - 650,000       13.56
650,001 - 750,000        7.29
750,001 - 850,000        7.37
850,001 - 950,000        5.36
950,001 - 1,050,000     16.50
1,050,001 - 1,150,000    0.54
1,150,001 - 1,250,000    1.15
1,250,001 - 1,350,000    1.24
1,450,001 - 1,550,000    1.45
>= 1,550,001             7.41
-----------------------------
Total:                100.00%

Average: $562,628.55


--------------------------------------------------------------------------------

3. Current Coupon

Current Coupon    Percent
-------------------------
2.751 - 3.000       0.30%
3.001 - 3.250        1.25
3.251 - 3.500       16.07
3.501 - 3.750       46.63
3.751 - 4.000       35.74
-------------------------
Total:            100.00%

W.A.: 3.718
Lowest: 3.000
Highest: 3.875


--------------------------------------------------------------------------------

4. Credit Score

Credit Score   Percent
----------------------
800 - 849        2.98%
750 - 799        44.99
700 - 749        29.32
650 - 699        17.98
600 - 649         4.06
550 - 599         0.27
N/A               0.41
----------------------
Total:         100.00%

W.A.: 736


--------------------------------------------------------------------------------

5. Product Type

Product Type     Percent
------------------------
3/27 1YR CMT      99.90%
3/17 1YR CMT       0.10
------------------------
Total:           100.00%


--------------------------------------------------------------------------------

6. Index

Index        Percent
--------------------
1YR CMT      100.00%
--------------------
Total:       100.00%

--------------------------------------------------------------------------------

7. Lien Position

Lien Position        Percent
----------------------------
1                    100.00%
----------------------------
Total:               100.00%

--------------------------------------------------------------------------------

8. Loan Purpose

Loan Purpose        Percent
---------------------------
R/T Refi             58.05%
Purchase             33.85
C/O Refi              8.10
---------------------------
Total:              100.00%


--------------------------------------------------------------------------------

9. Property Type

Property Type       Percent
---------------------------
SFR                  84.45%
Condo - Low          11.97
Condo - High          2.14
2-Family              1.28
PUD Detached          0.17
---------------------------
Total:              100.00%


--------------------------------------------------------------------------------

10. State

State               Percent
---------------------------
California           80.05%
Washington            2.78
Colorado              2.44
Nevada                1.85
Illinois              1.67
Other                11.21
---------------------------
Total:              100.00%


--------------------------------------------------------------------------------

11. Occupancy Status

Occupancy Status      Percent
-----------------------------
Primary                92.09%
Secondary               7.91
-----------------------------
Total:                100.00%


--------------------------------------------------------------------------------

12. Documentation

Documentation      Percent
--------------------------
Full                48.58%
Asset Only           31.49
No Doc               19.93
--------------------------
Total:             100.00%

--------------------------------------------------------------------------------

13. Original LTV

Original LTV       Percent
--------------------------
10.01 - 20.00        1.37%
20.01 - 30.00         4.55
30.01 - 40.00         8.07
40.01 - 50.00        10.99
50.01 - 60.00        17.96
60.01 - 70.00        24.33
70.01 - 80.00        32.30
80.01 - 90.00         0.43
--------------------------
Total:             100.00%

W.A.: 60.96%
Lowest: 12.30%
Highest: 89.82%


--------------------------------------------------------------------------------

14. Delinquency*

Delinquency*    Percent
-----------------------
0-29 days       100.00%
-----------------------
Total:          100.00%

* OTS method

--------------------------------------------------------------------------------

15. Scheduled Remaining Term

Scheduled Remaining Term    Percent
-----------------------------------
181 - 228                     0.10%
301 - 342                      0.42
343 - 348                     23.45
349 - 354                     44.00
355 - 360                     32.03
-----------------------------------
Total:                      100.00%

W.A.: 351.4 months
Lowest: 227 months
Highest: 359 months


--------------------------------------------------------------------------------

16. Buy Down

Buy Down        Percent
-----------------------
N               100.00%
-----------------------
Total:          100.00%


--------------------------------------------------------------------------------

17. Gross Margin

Gross Margin      Percent
-------------------------
2.750             100.00%
-------------------------
Total:            100.00%

W.A.: 2.750%
Lowest: 2.750%
Highest: 2.750%


--------------------------------------------------------------------------------

18. Initial Cap (ARMs)

Initial Cap (ARMs)          Percent
-----------------------------------
2.000                       100.00%
-----------------------------------
Total:                      100.00%

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%


--------------------------------------------------------------------------------

19. Periodic Cap (ARMs)

Periodic Cap (ARMs)     Percent
-------------------------------
2.000                   100.00%
-------------------------------
Total:                  100.00%

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%


--------------------------------------------------------------------------------

20. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-----------------------------
8.001 - 9.000           0.79%
9.001 - 10.000          99.21
-----------------------------
Total:                100.00%

W.A.: 9.713%
Lowest: 8.750%
Highest: 9.875%


--------------------------------------------------------------------------------

21. Term to Roll (ARMs)

Term to Roll (ARMs)         Percent
-----------------------------------
13 - 18                       0.42%
19 - 24                       23.55
25 - 30                       44.00
31 - 36                       32.03
-----------------------------------
Total:                      100.00%

W.A.: 27.5 months
Lowest: 14 months
Highest: 35 months


--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.